Plan Provisions, Amendments and Termination	12 Months Ended
Dec. 31, 2025
EBP 013
EBP, Accounting Policy [Line Items]
Plan Provisions, Amendments and Termination	Plan Provisions, Amendments and Termination
The Company amended the Plan effective December 16, 2025, to make various changes related to required minimum distributions, catch-up contributions, rollovers, withdrawal options, death benefit payouts, and administrative provisions, with various retroactive effective dates.

The Company amended the Plan effective June 1, 2024, to permit Highly Compensated Employees to contribute on an after-tax basis.

Although the Company has not expressed any intent to terminate the Plan, it may do so at any time. In the event the Plan is terminated, the Company would have no further obligation to make contributions, and all participants would become fully vested such that all sums credited to individual accounts (after expenses) would be distributed to participants.